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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
December 23, 2002

KEYSTONE MINES LIMITED
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-33199 (Commission File No.)	88-0467848 (IRS Employer ID)

1040 West Georgia Street
Suite 1160
Vancouver, British Columbia
Canada V6E 4H1
(Address of principal executive offices and Zip Code)

(604) 605-0885
(Registrant's telephone number, including area code)

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ITEM 1. CHANGE IN CONTROL OF THE REGISTRANT

On December 23, 2002, Mike Muzylowski and Carlo Civeli transferred 5,000,000 shares of common stock which they owned to Capinvest LLC in consideration of $50,000.00. The foregoing 5,000,000 shares of common stock constituted all of the shares owned by Messrs Muzylowski and Civelli. After the foregoing transaction, there were 6,011,198 shares outstanding and the following persons own 5% or more of the total outstanding shares of the Company.

Capinvest LLC	83.18%

ITEM 5. OTHER EVENTS

As a result of the matters described in Item 1, Mike Muzylowski and Carlo Civelli will resign as the Company's officers and directors and Robert Clarke, John Fraser and Cherry Lee will be appointed to the Board of Directors. Mr. Stephane Solis was appointed President and Chief Executive Officer and Mr. Benjamin was appointed Secretary, Treasurer and Chief Financial Officer.

The following information is being furnished in compliance with section 14(f) of the Securities Exchange Act of 1934 and regulation 14f-1 promulgated thereunder.

1. There is currently one class of voting securities of the Company entitled to be voted at the meeting, or by written consents or authorizations if no meeting is held. The class of voting securities is common stock. There are 6,011,198 shares of common stock outstanding. Each share is entitled to one vote, the number of votes to which the common stock is entitled is 6,011,198.

2. Security ownership of certain beneficial owners - The following sets forth as of March 12, 2002, persons owning more than 5% of the common stock of the Company:

Title of Class	Name and address of beneficial owner	Amount and nature of direct ownership	Percent of class
Common Stock	Capinvest LLC P.O Box 556, Main Street, Charlestown, Nevis	5,000,000	83.18%

3. Security ownership of management - The following sets forth as of December 23, 2002, all shares of common stock owned by all directors and nominees, each executive officer, and directors and executive officers as a group.

Title of Class	Name of beneficial owner	Position with Company	Amount and nature of direct ownership	Percent of class
Common Stock	Mike Muzylowski	President, Chief Executive Officer, Treasurer, Chief Financial Officer and Director	2,500,000	41.59%
Common Stock	Carlo Civelli	Secretary and Director	2,500,000	41.59%
All officers and directors as a group (2 persons)			5,000,000	83.18%

Security ownership of management after the sale of shares and the appointment of new officers and directors. The list reflects the ownership of all shares of common stock owned by all proposed directors and nominees, each executive officer, and directors and executive officers as a group.

Title of Class	Name of beneficial owner	Position with Company	Amount and nature of direct ownership	Percent of class
Common Stock	Mike Muzylowski	President, Chief Executive Officer, Treasurer, Chief Financial Officer and Director	0	0.00%
Common Stock	Carlo Civelli	Secretary and Director	0	0.00%
Common Stock	Robert Clarke	Chairman of Board and Director	0	0.00%
Common Stock	John Fraser	Secretary, Treasurer and Director	0	0.00%
Common Stock	Cherry Lee	Director	0	0.00%
Common Stock	Stephane Solis	President and Chief Executive Officer	0	0.00%
Common Stock	Benjamin Leboe	Chief Financial Officer	0	0.00%
All officers and directors as a group after Messrs Muzylowkski and Civelli resign (5 persons)			0	0.00%

4. There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company other than the issuance of an undetermined amount of common stock in exchange for certain assets owned by Capex Investments Limited.

5. The transaction referred to in Item 5 will occur since the beginning of its last fiscal year. The name of the entity that acquired control is Capinvest LLC. The amount of consideration was $50,000 and source of the consideration was provided by Capinvest LLC; the basis of control is the ownership of 5,000,000 restricted shares of common stock acquired from Mike Muzylowski and Carlo Civelli. Capinvest LLC now controls 83.18% of the total outstanding shares of the Company's common stock; it holds such shares for the benefit of Ernest Dover. Capinvest is owned by Ernest Dover.

6. No officer, director or affiliate of the Company, or any owner of 5% or more of the common stock of the Company, or any associate of any such officer, director, affiliate or the Company or security holder is a party adverse to the Company or has a material interest adverse to the Company. The Company has no subsidiaries.

7. The following is the business experience during the past five years of each director and executive officer.

Since June 2000, Robert Clarke has been Chairman and Chief Executive Officer of 7bridge Capital, a private venture capital group based in Hong Kong. During the last five years, Mr. Clarke has served as a Director and as President and Chief Executive Officer at various times of ePHONE Telecom Inc. (OTCBB:EPHO) as follows: He served as the Chairman of the Board of Directors from April 1999 until July 21, 2000 and again from December 1, 2000 to September 12, 2002. Mr. Clarke also served as the President and Chief Executive Officer of ePhone from June 3, 1999 to August 8, 1999, and also from March 9, 20000 until April 1, 2000 and again from December 1, 2000 to July 1, 2001. During two periods he was CEO but not President. These periods were from August 8, 1999 to March 9, 2000 and from April 1, 2001 to July 2001. He carried out the functions normally associated with the offices he held and in particular during the periods when he held the office of CEO he was responsible for the overall direction and operation of the company. From January 1997 to November 1997, Mr. Clarke was President, CEO and a Director of Waverider Communications Inc (OTCBB:WAVC). He resigned as President in November 1997, but carried on as Director and CEO for an additional month until December 1997. Mr. Clarke was a Director and Chairman of TEK Digitel Corp. (OTCBB:TEKI) from June 1998 until September 1999, but had no executive responsibilities and was paid no compensation. During the period July 1998 to August 1999 Mr. Clarke was a director of Innofon.Com Inc. (OTCBB:INNF).

John Fraser resigned from KPMG Canada at the end of 1997 after almost twenty years with the organization, the last four years of which, he was Vice Chairman of the firm and responsible for the Canadian management consulting division. In January 1998, he started providing consulting services to professional services and high technology start-up firms, which services he continues to provide to this day, and since January 1999, under the name J G Fraser & Associates Inc. From July 1999 to August 2002, Mr. Fraser was a director of ePHONE Telecom Inc. (OTCBB:EPHO). Since June 2000, Mr. Fraser has been a director of Walters Forensic Engineering, a public engineering firm based in Toronto, Canada. (CDNX:YWL). He is a founding shareholder of 7bridge Capital, Hong Kong. He is also a director and Vice Chairman of Hincks Dellcrest, a non-profit organization located in Toronto, Canada.

Cherry Lee has extensive professional experience in manufacturing and Telecommunications in Asia. She began her career in manufacturing, and before migrating to Singapore worked with a Hong Kong based conglomerate assisting the top management in the operation of manufacturing facilities in the region and in negotiating various technology transfer projects to mainland China. Since 1990 she has worked in telecoms, first for SingTel in Singapore and then Deustsche Telekom in Hong Kong; and in 1996 she joined eGlobe, Inc. At eGlobe, which she left as Director, Business Development in 2000, she was responsible for spearheading and fostering partnerships with major Telcos and ISPs in the Asia Pacific region. Ms. Lee is now President of 7bridge Systems (HK) Limited, a Hong Kong based telecommunications company.

Stephane Solis began his career in 1985 with Midland Doherty Inc., a predecessor of Merrill Lynch Canada Inc., as a Research Analyst in the communications and media sector. In 1990, he joined a Montreal subsidiary of Lombard Odier, one of the largest private banks in Switzerland, where he provided investment advice on Canadian companies to a select clientele. In 1993 he co-founded GLS Capital Inc., an institutional research boutique specializing in the information technology sector. In 1995, Mr. Solis sold GLS Capital Inc. to Yorkton Securities Inc. and joined Yorkton's corporate finance team and managed the company's operations in Montreal. At Yorkton, Mr. Solis was focused on the financing, both private and public, of emerging companies, mostly in the information technology sector. In 1998, he joined Groome Capital.com Inc. to work in corporate finance. Since mid 2000, Mr. Solis has been consultant to a number of small and emerging high-tech companies. Mr. Solis joined the C-Chip project in November 2000.

Ben Leboe is Principal, Independent Management Consultants of British Columbia. He holds the positions of Vice President and Director of China World Trade Inc. and Chief Financial Officer and Director of Asian Alliance Ventures Inc. and Develstar Financial Corporation. Previously, Ben was Chief Financial Officer of China IT Corporation and ePhone Telecom, Inc., and, provided financial consulting services to WaveRider Communications Inc. Ben was formerly a Partner with Peat Marwick Stevenson & Kellogg in British Columbia, and, was also Vice President and Chief Financial Officer of VECW Industries Ltd. Mr. Leboe is a Chartered Accountant and Certified Management Consultant. He received his Bachelor of Commerce Degree from the University of British Columbia.

8. The Company has not been a party to any transaction since the beginning of the Company's fiscal year nor is the Company a party to a currently proposed transaction with any director or executive officer, nominee for election as a director, security owner who owns or record or beneficially more than five percent of the Company's common stock and any member of the immediate family of any of the foregoing.

9. None of the following have been or are currently indebted to the Company since the beginning of the Company's last fiscal year: any director of executive officer of the Company; any nominee for election as a director; any member of the immediate family of any of the foregoing; any corporation or organization of which any of the foregoing persons is directly or indirectly, the beneficial on where of ten percent or more of any class of equity securities; or, any trust or other estate in which any of the foregoing have a substantial beneficial interest or as to which such person serves as a trustee or in a similar capacity.

10. Compliance with Section 16(a) of the Securities Exchange Act of 1934 - Section 16(a) of the Securities and Exchange Act of 1934 requires certain defined person to file reports of and changes in beneficial ownership of a registered security with the Securities and Exchange Commission. Under the regulatory procedure, officers, directors and persons who own more than ten percent of a registered class of a company's securities are also required to furnish the Company with copies of all Securities 16(a) forms they filed. Based on review, Messrs Muzylowksi and Civelli, persons that constituted all of our previous officers, directors and owners of 10% or more of the outstanding shares of common stock, filed their Forms 3, 4 or 5 with the Securities and Exchange Commission. Messrs Clarke and Fraser and Ms. Lee, our new officers and directors, have not filed their Forms 3, 4 or 5 but anticipate doing so within the next thirty days.

11. None of the officers, directors or director nominees, or owners of 10% or more of the common stock of the Company have had any of the relationships described in Item 404(b) of Reg. S-K.

12. The Company does not have a standing audit, nominating or compensation committee of the board of directors, or committees performing similar functions. There were no meetings of the board of directors during the last twelve months. All actions taken by the board were taken without a meeting and a record of such was signed by each member. Action was taken two times during the last fiscal year and all directors consented to the same in writing.

13. Messrs Muzlowski and Civelli will resign as officers and directors ten days after this Form 8-K is filed with the SEC and mailed to shareholders of record. Theirs resignations were not because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

14. The following table sets forth the compensation paid to our officers during fiscal 2001. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any.

Summary Compensation Table

Long Term Compensation
		Annual Compensation			Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position [1]	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options / SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
Mike Muzylowski. President, Treasurer & Director	2002 2001 2000	0 0 0	0 0 0	0 0 0	0 0 249,261	0 0 0	0 0 0	0 0 0
Carlo Civelli Secretary & Director	2002 2001 2000	0 0 0	0 0 0	0 0 0	0 0 249,261	0 0 0	0 0 0	0 0 0
Robert Clarke Chairman and Director	2002 2001 2000	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
John Fraser Secretary, Treasurer and Director	2002 2001 2000	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Cherry Lee Director	2002 2000 1999	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Stephane Solis President and Chief Executive Officer	2002 2000 1999	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Benjamin Leboe Chief Financial Officer	2002 2000 1999	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0

[1] All compensation received by the officers and directors has been disclosed.

There are no stock option, retirement, pension, or profit sharing plans for the benefit of our officers and directors.

We do not expect to pay salaries to any of our officers until such time as we generate sufficient revenues to do so.

Option/SAR Grants

No individual grants of stock options, whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs have been made to any executive officer or any director since our inception, accordingly, no stock options have been exercised by any of the officers or directors in fiscal 2001.

Long-Term Incentive Plan Awards

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to our financial performance, our stock price, or any other measure.

Compensation of Directors

We do not intend to pay any additional compensation to our directors until such time as it is profitable to do so. As of the date hereof, we have not entered into employment contracts with any of our officers, and we do not intend to enter into any employment contracts until such time as it profitable to do so.

Indemnification

Pursuant to the Articles of Incorporation and Bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. In certain cases, we may advance expenses incurred in defending any such proceeding. To the extent that the officer or director is successful on the merits in any such proceeding as to which such person is to be indemnified, we must indemnify him against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act of 1933, as amended, which may be permitted to directors or officers pursuant to the foregoing provisions, we are informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
99.1	Stock Purchase Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: December 23, 2002.

KEYSTONE MINES LIMITED
BY:	/s/ Mike Muzylowkski
Mike Muzylowkski, President, Chief Executive Officer, Treasurer and Chief Financial Officer